UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2017

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street	77 Beale Street
P.O. Box 770000	P.O. Box 770000
San Francisco, California 94177	San Francisco, California 94177
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)

(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Barclays Utility Sector Update conference

On March 20-22, 2017, Anthony F. Earley, Jr., Executive Chair of the Board of PG&E Corporation, the parent company of Pacific Gas and Electric Company, and Jason P. Wells, Senior Vice President and Chief Financial Officer of PG&E Corporation, will meet with various investment professionals in Amsterdam, The Netherlands, London, United Kingdom and Zurich, Switzerland, during the Barclays Utility Sector Update conference.

The slide presentation that management will use during these meetings is attached hereto as Exhibit 99 to this report. The attached presentation will be accessible through the “Investors” section of PG&E Corporation’s website at www.pgecorp.com. During these meetings, management may also refer to the presentation slides that were used during PG&E Corporation’s earnings conference call and webcast held on February 16, 2017 and furnished to the SEC on a Current Report on Form 8-K dated February 16, 2017. These materials can be accessed through the “Investors” section of PG&E Corporation’s website at www.pgecorp.com.

The information included in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99 that is provided pursuant to this Item 7.01, is being furnished and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

The following exhibit is being furnished, and is not deemed to be filed:

Exhibit 99	PG&E Corporation Business Update – March 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Dated: March 17, 2017	By:	/s/ JASON P. WELLS
JASON P. WELLS
Senior Vice President and Chief Financial Officer

PACIFIC GAS AND ELECTRIC COMPANY

Dated: March 17, 2017	By:	/s/ DAVID S. THOMASON
DAVID S. THOMASON
Vice President, Chief Financial Officer and Controller

Exhibit Index

Exhibit 99	PG&E Corporation Business Update – March 17, 2017